Exhibit 4.2

NUMBER

TN CLEARPOINT BUSINESS RESOURCES, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK

SHARES

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 185061 10 8

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.0001 EACH OF THE COMMON STOCK OF

CLEARPOINT BUSINESS RESOURCES, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.

BY

AUTHORIZED SIGNATURE

COUNTERSIGNED AND REGISTERED:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

TRANSFER AGENT

AND REGISTRAR

Dated:

SIGNATURE TO COME?

SECRETARY

CLEARPOINT BUSINESS RESOURCES, INC.

CORPORATE SEAL 2004

DELAWARE

SIGNATURE TO COME?

CHAIRMAN OF THE BOARD

AMERICAN BANK NOTE COMPANY

PRODUCTION COORDINATOR: TODD DEROSSETT 931-490-1720

711 ARMSTRONG LANE

PROOF OF FEBRUARY 6, 2007

COLUMBIA, TENNESSEE 38401

CLEARPOINT BUSINESS RESOURCES, INC.

(931) 388-3003

TSB 26157 FC Lot 1

SALES: J. NAPOLITANO 631-253-3206

Operator: ANTHONY

/ETHER 7 / LIVE JOBS / C / CLEARPOINT 26157 FC Lot 1 NEW

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF

Colors Selected for Printing: Intaglio prints in SC-3 Dark Green.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

NOTE: Text that is sent in by disk or e-mail is not proofread word for word.

© SECURITY-COLUMBIAN UNITED STATES BANKNOTE COMPANY 1960

ClearPoint Business Resources, Inc.

The Company will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Company and the qualifications, limitations, or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT	–	_____________	Custodian	_____________
TEN ENT	–	as tenants by the entireties			(Cust)		(Minor)
JT TEN	–	as joint tenants with right of survivorship and not as tenants in common			under Uniform Gifts to Minors
Act ______________________________
(State)

Additional abbreviations may also be used though not in the above list.

For value received,_________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________________________ Units
represented by the within Certificate, and do hereby irrevocably constitute and appoint
___________________________________________________________________________________________ Attorney
to transfer the said Units on the books of the within named Company with full power of substitution in the premises.

Dated

Notice:	The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).